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                                                             Exhibit 23




INDEPENDENT AUDITORS' CONSENT






     We consent to the incorporation by reference in this Registration Statement of SCANA Corporation on Form S-3 of our report dated February 8, 1998 appearing in the Annual Report on Form 10-K of SCANA Corporation for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




s/Deloitte & Touche
DELOITTE & TOUCHE LLP
Columbia, South Carolina
September 30, 1998
























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